UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2022

Otonomy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36591	26-2590070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4796 Executive Drive San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

(619) 323-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	OTIC	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On December 23, 2022 (the “Effective Date”), Otonomy, Inc. (the “Company”) entered into a Lease Termination Agreement (the “Agreement”) with ARE-SD Region No. 34, LLC, a Delaware limited liability company (“Landlord”) with respect to the Company’s lease (the “Lease”) of its headquarters at 4796 Executive Drive, San Diego, California 92121 (the “Premises”). The Agreement provides that the Lease will terminate on December 31, 2022 (the “Lease Termination Date”).

As consideration for Landlord’s entry into the Agreement and acceleration of the expiration date of the Lease, the Company has agreed to: (a) pay to Landlord a lease termination payment of $4,440,732.90, (b) allow Landlord to draw upon the letter of credit it provided as a security deposit in the amount of $694,743.75 and (c) convey ownership to Landlord of certain items of personal property, furniture and fixtures located within the Premises. The Agreement also provides for certain contingent payments payable by Landlord to the Company in the event that Landlord enters into a new lease for the Premises with a third party or parties (any such third party, a “New Tenant”) pursuant to which the New Tenant actually commences paying rent at a rate higher than that provided in the Lease during the period from the Effective Date through April 5, 2023. The Company will have no further rent obligations to Landlord pursuant to the Lease or Agreement following the Effective Date.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration

The information set forth in Item 1.02 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Item No.	Description

10.1	Lease Termination Agreement, dated December 23, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OTONOMY, INC.

Date: December 29, 2022	By:	/s/ Paul E. Cayer
Paul E. Cayer President, Secretary, Chief Financial and Business Officer